                                                                    EXHIBIT 23.3



                               CONSENT OF EXPERTS



    We hereby consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3, No. 333-87669) and the related Prospectus of BioCryst Pharmaceuticals, Inc. for the registration of 2,300,000 shares of its common stock.



                                                       /s/ BURTON A. AMERNICK
                                                       -------------------------------------------
                                                       Burton A. Amernick
                                                       Pollock, Vande Sande & Amernick,
                                                       R.L.L.P.



Washington, D.C.
November 2, 1999